Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The following is a reconciliation of the expected statutory federal income tax provision to the actual income tax expense:

	Year Ended December 31,
	2016	2015
Federal statutory rate	(35.0)%	(35.0)%
State taxes, net of federal benefits	(3.4)%	(2.3)%
Research and development credits	(0.0)%	1.5%
Equity related expenses	(1.8)%	10.7%
Change in valuation allowance	40.1%	25.10%
Other	0.10%	0.00%
Total income tax expense	0.00%	0.00%

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$61,279	$56,679
Depreciation	474	37
Federal R&D Credit	2,222	2,222
Other	7,107	6,308
Total deferred tax assets	71,082	65,246

Deferred tax liabilities:
Amortization of intangibles	(697)	(807)
Total deferred tax liabilities	(697)	(807)
Net deferred tax asset	70,385	64,439
Less valuation allowance	(70,519)	(64,573)
Net deferred tax liabilities	$(134)	$(134)

At December 31, 2016 and 2015, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $160.2 million and $148.2 million, respectively. The federal and state net operating loss carryforwards will expire from 2023 to 2036, unless previously utilized. Additionally, the Company believes an ownership change has occurred that would trigger the limitation on usage of net operating losses imposed by Internal Revenue Code section 382. Because of this limitation, a significant portion of the net operating losses would more likely than not expire unused.

During the years ended December 31, 2016 and 2015, the Company recognized no amounts related to tax interest or penalties related to uncertain tax positions. The Company is subject to taxation in the United States and various state jurisdictions. The Company currently has no years under examination by any jurisdiction.

A valuation allowance has been established as realization of such deferred tax assets has not met the more likely-than-not threshold requirement. If the Company’s judgment changes and it is determined that the Company will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets will be accounted for as a reduction to income tax expense. The tax valuation allowance increased by approximately $5.6 million and $6.0 million for the years ended December 31, 2016 and 2015, respectively.